UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2017

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of
Incorporation)

001-33497	71-0869350
(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 19, 2017, Amicus Therapeutics, Inc. (the “Company”) issued a press release announcing that the U.S. FDA has granted Fast Track Designation for Amicus Therapeutics’ Migalastat for Treatment of Fabry Disease.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:  The Exhibit Index annexed hereto is incorporated herein by reference.

Exhibit No.	Description
99.1	Press Release dated September 19, 2017 titled “U.S. FDA Grants Fast Track Designation for Amicus Therapeutics’ Migalastat for Treatment of Fabry Disease.”

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 19, 2017 titled “U.S. FDA Grants Fast Track Designation for Amicus Therapeutics’ Migalastat for Treatment of Fabry Disease.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amicus Therapeutics, Inc.

Date: September 19, 2017	By:	/s/ ELLEN S. ROSENBERG
Ellen S. Rosenberg
General Counsel and Corporate Secretary